DELAWARE GROUP DECATUR INCOME FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
---------------------------------------------------

AVERAGE ANNUAL COMPOUNDED RATE OF RETURN:

                    n
               P(1 + T) = ERV

   ONE
  YEAR
---------
            1
     $1000(1 - T) = $1,258.45


T =   25.85%




 LIFE OF
  FUND
---------
            1.23561644
      $1000(1 - T) = $1,189.93


T =   15.11%

DELAWARE GROUP DECATUR INCOME FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
----------

AVERAGE ANNUAL COMPOUNDED RATE OF RETURN:

                    n
               P(1 + T) = ERV

   ONE
  YEAR
---------
            1
     $1000(1 - T) = $1,298.45


T =   29.85%




 LIFE OF
  FUND
---------
            1.23561644
      $1000(1 - T) = $1,229.93


T =   18.23%

DELAWARE GROUP DECATUR INCOME FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment              $1,000.00
Beginning OFFER                    $16.17
Initial Shares                     61.843


Fiscal   Beginning   Dividends    Reinvested   Cumulative
 Year      Shares    for Period     Shares        Shares
----------------------------------------------------------
  1994     61.843      $0.405       1.426          63.269
----------------------------------------------------------


Ending Shares                      63.269
Ending NAV                         $19.03
                            --------------
                                $1,204.01
Less CDSC                          $40.00
                            --------------
Investment Return               $1,164.01


Total Return Performance
------------------------
Investment Return               $1,164.01
Less Initial Investment         $1,000.00
                            --------------
                                  $164.01 /$1,000.00 x 100




Total Return:                       16.40%

DELAWARE GROUP DECATUR INCOME FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
----------------------------------------------------------

Initial Investment                $1,000.00
Beginning OFFER                      $16.17
Initial Shares                       61.843


Fiscal   Beginning   Dividends    Reinvested   Cumulative
 Year     Shares     for Period     Shares       Shares
----------------------------------------------------------
  1994     61.843      $0.405         1.426       63.269
----------------------------------------------------------


Ending Shares                        63.269
Ending NAV                           $19.03
                            ----------------
Investment Return                 $1,204.01





Total Return Performance
------------------------
Investment Return                 $1,204.01
Less Initial Investment           $1,000.00
                            ----------------
                                    $204.01 /$1,000.00 x 100




Total Return:                         20.40%

DELAWARE GROUP DECATUR INCOME FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
-------------------------------------------------------

Initial Investment             $1,000.00
Beginning OFFER                   $15.55
Initial Shares                    64.309


 Fiscal   Beginning  Dividends   Reinvested  Cumulative
  Year     Shares    for Period    Shares      Shares
-------------------------------------------------------
  1994      64.309    $0.970       3.923        68.232
-------------------------------------------------------


Ending Shares                     68.232
Ending NAV                        $19.03
                              -----------
                               $1,298.45
Less CDSC                         $40.00
                              -----------
Investment Return              $1,258.45


Total Return Performance
------------------------
Investment Return              $1,258.45
Less Initial Investment        $1,000.00
                              -----------
                                 $258.45 /$1,000.00 x 100




Total Return:                      25.85%

DELAWARE GROUP DECATUR INCOME FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
-------------------------------------------------------------

Initial Investment               $1,000.00
Beginning OFFER                     $15.55
Initial Shares                      64.309


 Fiscal   Beginning  Dividends    Reinvested    Cumulative
  Year     Shares    for Period     Shares        Shares
-----------------------------------------------------------
 1994      64.309     $0.970         3.923        68.232
-----------------------------------------------------------


Ending Shares                       68.232
Ending NAV                          $19.03
                            ---------------
Investment Return                $1,298.45





Total Return Performance
------------------------
Investment Return                $1,298.45
Less Initial Investment          $1,000.00
                            ---------------
                                   $298.45 /$1,000.00 x 100




Total Return:                        29.85%

DELAWARE GROUP DECATUR TOTAL RETURN FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
-------------------------------------------------------------

AVERAGE ANNUAL COMPOUNDED RATE OF RETURN:

                  n
             P(1 + T) = ERV

   ONE
  YEAR
---------
            1
     $1000(1 - T) = $1,337.88


T =   33.79%




 LIFE OF
  FUND
---------
           1.23561644
     $1000(1 - T) = $1,266.01


T =   21.03%

DELAWARE GROUP DECATUR TOTAL RETURN FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
-------------------------------------------------------------

AVERAGE ANNUAL COMPOUNDED RATE OF RETURN:

                  n
             P(1 + T) = ERV

   ONE
  YEAR
---------
           1
    $1000(1 - T) = $1,297.88


T =  29.79%




 LIFE OF
  FUND
---------
          1.23561644
    $1000(1 - T) = $1,226.01


T =  17.93%

DELAWARE GROUP DECATUR TOTAL RETURN FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
-----------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $16.17
Initial Shares                  61.843


Fiscal  Beginning  Dividends  Reinvested   Cumulative
 Year    Shares    for Period   Shares       Shares
-----------------------------------------------------
  1994    61.843    $0.210      17.468       79.311
-----------------------------------------------------


Ending Shares                   79.311
Ending NAV                      $15.56
                            -----------
                             $1,234.08
Less CDSC                       $40.00
                            -----------
Investment Return            $1,194.08


Total Return Performance
------------------------
Investment Return            $1,194.08
Less Initial Investment      $1,000.00
                            -----------
                               $194.08 /$1,000.00 x 100




Total Return:                    19.41%

DELAWARE GROUP DECATUR TOTAL RETURN FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
-----------------------------------------------------

Initial Investment             $1,000.00
Beginning OFFER                   $12.80
Initial Shares                    78.125


Fiscal   Beginning   Dividends    Reinvested   Cumulative
 Year     Shares     for Period     Shares       Shares
--------------------------------------------------------
 1994    78.125      $0.210         1.186        79.311
--------------------------------------------------------


Ending Shares                     79.311
Ending NAV                        $15.56
                            -------------
Investment Return              $1,234.08





Total Return Performance
------------------------
Investment Return              $1,234.08
Less Initial Investment        $1,000.00
                            -------------
                                 $234.08 /$1,000.00 x 100




Total Return:                      23.41%

DELAWARE GROUP DECATUR TOTAL RETURN FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
----------------------------------------------------------

Initial Investment                $1,000.00
Beginning OFFER                      $12.31
Initial Shares                       81.235


 Fiscal   Beginning   Dividends    Reinvested   Cumulative
  Year     Shares     for Period     Shares       Shares
----------------------------------------------------------
 1994       81.235      $0.720        4.747        85.982
----------------------------------------------------------


Ending Shares                        85.982
Ending NAV                           $15.56
                              --------------
                                  $1,337.88
Less CDSC                            $40.00
                              --------------
Investment Return                 $1,297.88


Total Return Performance
------------------------
Investment Return                 $1,297.88
Less Initial Investment           $1,000.00
                              --------------
                                    $297.88 /$1,000.00 x 100




Total Return:                         29.79%

DELAWARE GROUP DECATUR TOTAL RETURN FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
---------------------------------------------------------

Initial Investment             $1,000.00
Beginning OFFER                   $12.31
Initial Shares                    81.235


 Fiscal  Beginning  Dividends   Reinvested    Cumulative
  Year    Shares    for Period    Shares        Shares
---------------------------------------------------------
 1994     81.235     $0.720        4.747        85.982
---------------------------------------------------------


Ending Shares                     85.982
Ending NAV                        $15.56
                            -------------
Investment Return              $1,337.88





Total Return Performance
------------------------
Investment Return              $1,337.88
Less Initial Investment        $1,000.00
                            -------------
                                 $337.88 /$1,000.00 x 100




Total Return:                      33.79%